SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported)... July 27, 1995



    ......................... FRANKLIN RESOURCES, INC. ....................
             (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000



    .......................................................................
         (Former name or former address, if changed since last report)


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Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on July 27, 1995 by Franklin Resources, Inc.

FROM:     Franklin Resources, Inc.
          Tel:     (415) 312-4701
          Contact: Holly Gibson
- ---------------------------------------------------------

                             For Immediate Release

               Franklin Resources Announces Third Quarter Results

     San Mateo, CA, July 27, 1995 -- Franklin Resources, Inc. (NYSE:BEN) today reported unaudited earnings for the quarter and nine months ended June 30, 1995. Charles B. Johnson, President of the diversified financial services company, said net income for the quarter was $69.0 million compared to $60.0 million a year ago and $63.0 million for the quarter ended March 31, 1995. Fully diluted earnings per share for the quarter ended June 30, 1995 were $.83, as compared to $.72 a year ago, and $.76 for the preceding quarter. Operating revenues for the quarter ended June 30, 1995 were $224.5 million, as compared to $204.9 million a year ago, and $209.3 million for the preceding quarter.
     Average fully diluted shares outstanding for the quarter were 83.0 million as compared to 83.7 million a year ago, and 82.9 million for the previous quarter.
     Net income for the nine months was $195.4 million compared to $187.6 million for the same period a year ago. Fully diluted earnings per share were $2.35, as compared to $2.24 a year ago. Operating revenues for the nine months were $649.4 million, as compared to $617.0 million a year ago.

                                    - MORE -

     Assets under management by the Company's subsidiaries rose to $125.9 billion from $113.0 billion this time last year and $118.8 billion at the end of the preceding quarter. Average assets under management during the quarter were $122.8 billion as compared to $113.1 billion for the same quarter last year, and $116.4 billion for the preceding quarter.

     Franklin Resources' main business is the $125 billion Franklin Templeton Group. The Company has its headquarters at 777 Mariners Island Blvd., San Mateo, CA 94404.












                                             - MORE -


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

FRANKLIN RESOURCES, INC.
Consolidated Income Statements
Unaudited (dollar amounts in thousands except assets
under management and per share data)
                                                        For the Three Months          For the Nine Months
                                                            Ended June 30                Ended June 30
                                                           1995             1994           1995         1994
                                                           ----             ----           ----         ----
Operating revenues:
Investment management fees                             $187,114         $161,762       $534,270     $474,846
Underwriting commissions, net                             8,583           21,425         30,792       84,222
Transfer, trust & related fees                           16,747           14,388         48,210       39,388
Banking/finance, real estate & other                     12,039            7,304         36,097       18,539

Total operating revenues                                224,483          204,879        649,369      616,995

Operating expenses:
General & administrative                                102,014           93,856        286,992      265,231
Selling expenses                                         15,229           18,483         53,350       50,517
Amortization of goodwill                                  4,582            4,598         13,792       13,712
Banking interest expense                                  2,618            2,382          7,715        7,163

Total operating expenses                                124,443          119,319        361,849      336,623

Operating income                                        100,040           85,560        287,520      280,372

Other income (expense):
Investment and other income                               9,140            5,781         21,165       16,706
Interest expense                                        (8,104)          (7,333)       (22,544)     (21,846)

Other income (expense), net                               1,036          (1,552)        (1,379)      (5,140)

Income before taxes on income                           101,076           84,008        286,141      275,232
Taxes on income                                          32,047           23,985         90,768       87,607

Net income                                              $69,029          $60,023       $195,373     $187,625

Earnings per share:
    Primary                                                $.84             $.72          $2.36        $2.24

    Fully diluted                                          $.83             $.72          $2.35        $2.24

    Dividends per share                                    $.10             $.08           $.30         $.24

Weighted Average Primary
Shares Outstanding (in thousands)                        82,540           83,660         82,830       83,916

Weighted Average Fully
Diluted Shares Outstanding (in thousands)                82,979           83,660         83,269       83,916

Assets Under Management (in millions)
Franklin Templeton Group                               $125,888         $113,023       $125,888     $113,023




FRANKLIN RESOURCES, INC.
Consolidated Income Statements
Unaudited (dollar amounts in thousands except assets
            under management and per share data)
                                                           For the Three Months Ended

                                       30-Jun-95   31-Mar-95   31-Dec-94    30-Sep-94   30-Jun-94   31-Mar-94
Operating revenues:
Investment management fees              $187,114    $172,582    $174,574     $172,829    $161,762    $161,196
Underwriting commissions, net              8,583       9,096      13,113       12,348      21,425      33,228
Transfer, trust &
  related fees                            16,747      15,520      15,943       15,225      14,388      13,039
Banking/finance, real estate
  & other                                 12,039      12,103      11,955        9,474       7,304       6,165

Total operating revenues                 224,483     209,301     215,585      209,876     204,879     213,628

Operating expenses:
General & administrative                 102,014      87,487      97,491       95,317      93,856      86,918
Selling expenses                          15,229      19,886      18,235       18,556      18,483      16,372
Amortization of goodwill                   4,582       4,640       4,570        4,599       4,598       4,572
Banking interest expense                   2,618       2,563       2,534        2,193       2,382       2,425

Total operating expenses                 124,443     114,576     122,830      120,665     119,319     110,287

Operating income                         100,040      94,725      92,755       89,211      85,560     103,341

Other income (expense):
Investment and other income                9,140       5,262       6,763        5,997       5,781       5,206
Interest expense                         (8,104)     (7,353)     (7,087)      (7,919)     (7,333)     (6,458)

Other income (expense), net                1,036     (2,091)       (324)      (1,922)     (1,552)     (1,252)

Income before taxes
  on income                              101,076      92,634      92,431       87,289      84,008     102,089
Taxes on income                           32,047      29,594      29,127       23,606      23,985      33,488

Net income                               $69,029     $63,040     $63,304      $63,683     $60,023     $68,601

Earnings per share:
    Primary                                 $.84        $.76        $.76         $.76        $.72        $.82

    Fully diluted                           $.83        $.76        $.76         $.76        $.72        $.82

    Dividends per share                     $.10        $.10        $.10         $.08        $.08        $.08

Weighted Average Primary
Shares Outstanding
             (in thousands)               82,540      82,710      82,862       83,500      83,660      84,046

Weighted Average Fully
Diluted Shares Outstanding
             (in thousands)               82,980      82,878      82,862       83,500      83,660      84,046

Assets Under Management
                    (in $M)             $125,888    $118,788    $114,646     $118,172    $113,023    $112,717


Franklin Templeton Group

Average Assets Under
  Management (in $M)
Franklin Templeton Group                $122,769    $116,436    $116,336     $116,297    $113,148    $115,137


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: July 27, 1995    /s/  Harmon E. Burns
                       HARMON E. BURNS
                       Executive Vice President